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                                                                   Exhibit 10.21

                            INDEMNIFICATION AGREEMENT

         This Indemnification Agreement (the "Agreement") dated as of [______], 2004, by and between National Atlantic Holdings Corp., a New Jersey corporation (the "Company"), and [______], an [officer] [director] of the Company (the "Indemnitee"):

                                   WITNESSETH:

        WHEREAS, the Indemnitee is presently serving as an [officer] [director] of the Company, and the Company desires the Indemnitee to continue in such capacity;

        WHEREAS, the Indemnitee is willing, subject to certain conditions (including the execution and performance of this Agreement by the Company), to continue in that capacity;

        WHEREAS, in addition to the indemnification to which the Indemnitee is entitled under the Company's certificate of incorporation (the "Certificate"), the Company maintains at its sole expense insurance protecting its officers and directors (including the Indemnitee) against certain losses arising out of actual or threatened actions, suits or proceedings to which such persons may be made or threatened to be made parties; and

        WHEREAS, as a result of circumstances having no relation to, and beyond the control of, the Company and the Indemnitee, there can be no assurance of the continuation or renewal of that insurance;

         NOW, THEREFORE, to induce the Indemnitee to continue to serve in his present capacity and in consideration of these premises and the mutual agreements set forth in this Agreement, the Company and the Indemnitee agree as follows:

         1. Continued Service. The Indemnitee will continue to serve as [a director of the Company so long as he is duly elected and qualified in accordance with the Company's by-laws (the "By-Laws") or until he resigns in writing in accordance with applicable law] [an officer of the Company until removal by the Board of Directors in accordance with the Company's by-laws (the "By-Laws") or he resigns in writing in accordance with applicable law].

         2. Initial Indemnity. (a) The Company shall indemnify the Indemnitee who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, administrative, investigative or criminal (other than an action by or in the right of the Company), by reason of the fact that he is or was or had agreed to become an [officer] [director] of the Company, or is or was serving or had agreed to serve at the request of the Company as a director, officer, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, against any and all costs, charges and expenses (including attorneys' and others' fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by the Indemnitee in connection therewith and any appeal therefrom if the Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendre or its equivalent shall not, of itself, create a presumption that the Indemnitee did not satisfy the foregoing standard of conduct to the extent applicable thereto.

                  (b) The Company shall indemnify the Indemnitee who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was or had agreed to become an [officer] [director] of the Company, or is or was serving or had agreed to serve at the request of the Company as a director, officer, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against costs, charges and expenses (including attorneys' and others' fees and expenses) actually and reasonably incurred by him in connection with the defense or settlement thereof
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or any appeal therefrom if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and except that no indemnification shall be made in respect of any claim, issue or matter as to which the Indemnitee shall have been adjudged to be liable to the Company unless and only to the extent that the Superior Court or the court in which such action, suit or proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such expenses which the Superior Court or such other court shall deem proper.

                  (c) To the extent that the Indemnitee has been successful on the merits or otherwise, including without limitation the dismissal of an action without prejudice, in any action, suit or proceeding referred to in Sections 2(a) or 2(b) or in defense of any claim, issue or matter therein, he shall be indemnified against costs, charges and expenses (including attorneys' and others' fees and expenses) actually and reasonably incurred by him in connection therewith.

                  (d) Any indemnification under Sections 2 (a) or 2(b) (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination in accordance with Section 4 hereof any applicable provision of the Certificate, By-Laws or resolution of the Board of Directors of the Company. Such determination shall be made (i) by the Board of Directors of the Company (the "Board") by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum of disinterested directors is not available or so directs, by independent legal counsel (designated in the manner provided below in this subsection (d)) in a written opinion or (iii) by a majority vote of a quorum of the stockholders of the Company at a meeting duly called and held present (the "Stockholders"). Independent legal counsel shall be designated by vote of a majority of the disinterested directors; provided, however, that if the Board is unable or fails to so designate, such designation shall be made by the Indemnitee subject to the approval of the Company (which approval shall not be unreasonably withheld). Independent legal counsel shall not be any person or firm who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or the Indemnitee in an action to determine the Indemnitee's rights under this Agreement. The Company agrees to pay the reasonable fees and expenses of such independent legal counsel and to indemnify fully such counsel against costs, charges and expenses (including attorneys' and others' fees and expenses) actually and reasonably incurred by such counsel in connection with this Agreement or the opinion of such counsel pursuant hereto.

                  (e) All expenses (including attorneys' and others' fees and expenses) incurred by the Indemnitee in his capacity as an officer of the Company in defending an actual or threatened civil or criminal action, suit or proceeding shall be paid by the Company in advance of the final disposition of such action, suit or proceeding in the manner prescribed by Section 4(b).

                  (f) The Company shall not adopt any amendment to the Certificate or By-Laws the effect of which would be to deny, diminish or encumber the Indemnitee's rights to indemnity or encumber the Indemnitee's rights to indemnity pursuant to the Certificate, By-Laws, the New Jersey Business Corporation Act (the "Corporation Act") or any other applicable law as applied to any act or failure to act occurring in whole or in part prior to the date (the "Effective Date") upon which the amendment was approved by the Board or Stockholders, as the case may be. If the Company shall adopt any amendment to the Certificate or By-Laws the effect of which would be to so deny, diminish or encumber the Indemnitee's rights to indemnity, such amendment shall apply only to acts or failures to act occurring entirely after the Effective Date thereof.

                  (g) Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of the fact that he is or was or had agreed to become an officer or the Company or is or was serving or had agreed to serve at the request of the Company as a director, officer, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, a witness in any proceeding, he shall be indemnified against all costs, charges and expenses (including attorneys' and others' fees and expenses) actually and reasonably incurred by him or on his behalf in connection therewith.

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         3. Additional Indemnification. (a) Pursuant to Section 14A:3-5 of the
Corporation Act, without limiting any right which the Indemnitee may have pursuant to Section 2, the Certificate, the By-Laws, the Corporation Act, any policy of insurance or otherwise, but subject to the limitations on the maximum permissible indemnity which may exist under applicable law at the time of any request for indemnity hereunder, the Company shall indemnify the Indemnitee against any amount which he is or becomes legally obligated to pay relating to or arising out of any claim made against him because of any act, failure to act or neglect or breach of duty, including any actual or alleged error, misstatement or misleading statement, which he commits, suffers, permits or acquiesces in while acting in his capacity as a [officer] [director] of the Company, or, at the request of the Company, as a director, officer, trustee, employee or agent of another corporations partnership, joint venture, trust or other enterprise. The payments which the Company is obligated to make pursuant to this Section 3 shall include without limitation damages, judgments, settlements and charges, costs, expenses, expenses of investigation and expenses of defense of legal actions, suits, proceedings or claims and appeals therefrom, and expenses of appeal, attachment or similar bonds; provided, however, that the Company shall not be obligated under this Section 3(a) to make any payment in connection with any claim against the Indemnitee if a judgment or other final adjudication adverse to the Indemnitee establishes that his acts or omissions
(i) were in breach of his duty of loyalty to the Company or the Stockholders,
(ii) were not in good faith or involved a knowing violation of law, or (iii) resulted in receipt by the Indemnitee of an improper personal benefit. The determination of whether the Indemnitee shall be entitled to indemnification under this Section 3(a) may be, but shall not be required to, be made in accordance with Section 4(a). If that determination is so made, it shall be binding upon the Company and the Indemnitee for all purposes.

                  (b) Expenses (including without limitation attorneys' and others' fees and expenses) incurred by Indemnitee in defending any actual or threatened civil or criminal action, suit, proceeding or claim shall be paid by the Company in advance of the final disposition thereof as authorized in accordance with Section 4(b).

         4. Certain Procedures Relating to Indemnification and Advancement of Expenses. (a) Except as otherwise permitted or required by the Corporation Act, for purposes of pursuing his rights to indemnification under Sections 2(a), 2(b) or 3(a), as the case may be, the Indemnitee may, but shall not be required to,
(i) submit to the Board a sworn statement of request for indemnification substantially in the form of Exhibit A attached hereto and made a part hereof (the "Indemnification Statement") averring that he is entitled to indemnification hereunder; and (ii) present to the Company reasonable evidence of all expenses for which payment is requested, including appropriate invoices. Submission of an Indemnification Statement to the Board shall create a presumption that the Indemnitee is entitled to indemnification under Sections 2(a), 2(b) or 3(a), as the case may be, and the Board shall be deemed to have determined that the Indemnitee is entitled to such indemnification unless within 30 calendar days after submission of the Indemnification Statement the Board shall determine by vote of a majority of the directors at a meeting at which a quorum is present, based upon clear and convincing evidence (sufficient to rebut the foregoing presumption), and the Indemnitee shall have received notice within such period in writing of such determination, that the Indemnitee is not so entitled to indemnification, which notice shall disclose with particularity the evidence in support of the Board's determination. The foregoing notice shall be signed by the director presiding as chairman at the meeting at which the vote to deny indemnification was taken or, if the action to deny indemnification was by written consent without a meeting, signed by all persons who participated in the determination and voted to deny indemnification. The provisions of this Section 4(a) are intended to be procedural only and shall not affect the right of the Indemnitee to indemnification under this Agreement, and any determination by the Board that the Indemnitee is not entitled to the indemnification and any failure to make the payments requested in the Indemnification Statement shall be subject to judicial review as provided in Section 7.

                  (b) For purposes of determining whether to authorize advancement of expenses pursuant to Section 2(e), the Indemnitee shall submit to the Board a sworn statement of request for advancement of expenses substantially in the form of Exhibit B attached hereto and made a part hereof (the "Undertaking"), averring that (i) he has reasonably incurred or will reasonably incur actual expenses in defending an actual

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or threatened civil or criminal action, suit, proceeding or claim and (ii) he undertakes to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Company under this Agreement or otherwise, which repayment shall be made within 180 days of a written request therefor by the Company. For purposes of requesting advancement of expenses pursuant to
Section 3(b), the Indemnitee may, but shall not be required to, submit an Undertaking or such other form of request, as he determines to be appropriate (an "Expense Request"). Upon receipt of an Undertaking or Expense Request, as the case may be, the Board may make reasonable inquiries to determine whether such expenses relate to an action, suit, proceeding or claim the subject matter of which is of the type for which the Indemnitee may make a claim for indemnification under this Agreement. Unless the Board determines within 10 calendar days after receipt of such Undertaking or Expense Request that such expenses relate to an action, suit, proceeding or claim the subject matter of which is not of the type for which the Indemnitee may make a claim for indemnification under this Agreement, the Board shall authorize immediate payment of the expenses stated in the Undertaking or Expense Request, as the case may be, whereupon such payments shall immediately be made by the Company. No security shall be required in connection with any Undertaking or Expense Request and any Undertaking or Expense Request shall be accepted without reference to the Indemnitee's ability to make repayment. For purposes of pursuing his rights to advancement of expenses hereunder, the Indemnitee shall present to the Company reasonable evidence of all expenses for which advancement is requested, including appropriate invoices.

         5. Subrogation; Duplication of Payments. (a) In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

                  (b) The Company shall not be liable under this Agreement to make any payment in connection with any claim made against the Indemnitee to the extent the Indemnitee has actually received payment (under any insurance policy, the Certificate, the By-Laws or otherwise) of the amounts otherwise payable hereunder.

         6. Insurance. To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, officers, employees, agents or fiduciaries or the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person serves at the request of the Company, Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of such coverage available for any such director, officer, employee or agent under such policy or policies.

         7. Enforcement. (a) if a claim for indemnification made to the Company pursuant to Section 4 is not paid in full by the Company within 30 calendar days after a written claim has been received by the Company, the Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim.

                  (b) In any action brought under Section 7 (a), it shall be a defense to a claim for indemnification pursuant to Sections 2(a) or 2(b) (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the Undertaking, if any is required, has been tendered to the Company) that the Indemnitee has not met the standards of conduct which make it permissible under the Corporation Act for the Company to indemnify the Indemnitee for the amount claimed, but the burden or proving such defense shall be on the Company. Neither the failure of the Company (including the Board, independent legal counsel or the Stockholders) to have made a determination prior to commencement of such action that indemnification of the Indemnitee is proper in the circumstances because he has met the applicable standard of conduct set forth in the Corporation Act, nor an actual determination by the Company (including the Board, independent legal counsel or the Stockholders) that the Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Indemnitee has not met the applicable standard of conduct.

                                        4
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                  (c) The Indemnitee shall not be required to incur the expenses associated with the enforcement of his rights under thus Agreement by litigation or other legal action because the cost and expense thereof would substantially detract from the benefits intended to be extended to the Indemnitee hereunder. Accordingly, if the Company has failed to comply with any of its obligations under this Agreement or if the Company or any other person takes any action to declare this Agreement void or unenforceable, or institutes any action, suit or proceeding designed (or having the effect of being designed) to deny, or to recover from, the Indemnitee the benefits intended to be provided to the Indemnitee hereunder, the Company irrevocably authorizes the Indemnitee from time to time, at the expense of the Company as hereinafter provided, to retain counsel to represent the Indemnitee in connection with the initiation or defense of any such action, suit, or proceeding, whether by or against the Company or any director, officer, stockholder or other person affiliated with the Company, in any jurisdiction. The Company shall pay and be solely responsible for any and all costs, charges and expenses (including attorneys' and others' fees and expenses) reasonably incurred by the Indemnitee (i) as a result of the Company's failure to perform this Agreement or any provision hereof or (ii) as a result of the Company or any Person contesting the validity or enforceability, of this Agreement or any provision hereof as aforesaid.

         8. Counsel. With respect to any action, suit, proceeding or claim for which indemnification or advancement of expenses may be sought pursuant to this Agreement and upon request of the Indemnitee after the Indemnitee has submitted an Indemnification Statement to the Board, the Company shall retain counsel reasonably satisfactory to the Indemnitee to represent the Indemnitee and any other the Company may designate (which may include the Company) in connection with the action, suit, proceeding or claim to which the Indemnification Statement relates. In connection with any such action, suit, proceeding or claim, the Indemnitee shall have the right to retain his own counsel at his own expense, except that the fees and expenses of such counsel retained by the Indemnitee shall be expenses for which indemnification and advancement shall be available under this Agreement if (i) the Company and the Indemnitee shall have agreed to the retention of such counsel or (ii) the parties named or threatened to be named in any such action, suit, proceeding or claim (including impleaded parties) include, in addition to the Indemnitee, the Company or another party who may be indemnified by the Company and representation of more than one party by the same counsel would be inappropriate due to actual or, in the reasonable opinion of the Indemnitee, potential conflicts of interests between them.

         9. Merger or Consolidation. If the Company shall be a constituent corporation in a consolidation, merger or other reorganization, the Company, if it shall not be the surviving, resulting or other corporation therein, shall require as a condition thereto the surviving, resulting or acquiring corporation to agree to indemnify the Indemnitee to the full extent provided in this Agreement. Whether or not the Company is the resulting, surviving or acquiring corporation in any such transaction, the Indemnitee shall also stand in the same position under this Agreement with respect to the resulting, acquiring corporation as he or she would have with respect to the Company if its separate existence had continued.

         10. Nonexclusivity and Severability. (a) The right to indemnification provided by this Agreement shall not be exclusive of any other rights to which the Indemnitee may be entitled under the Certificate, By-Laws, the Corporation Act, any other statute, insurance policy, agreement, vote of stockholders or directors or otherwise, both as to actions in his official capacity and as to actions in another capacity while holding such office, and shall continue after the Indemnitee has ceased to be a director, officer, trustee, employee or agent.

                  (b) If any provision of this Agreement or the application of any provision hereof to any person or circumstances is held invalid, unenforceable or otherwise illegal, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected, and the provision so held to be invalid, unenforceable or otherwise illegal shall be reformed to the extent (and only to the extent) necessary to make it enforceable, valid and legal.

         11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey, without giving effect to the principles of conflicts of law thereof.

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         12. Modification; Survival. This Agreement contains the entire agreement of the parties relating to the subject matter hereof. This Agreement may be modified only by an instrument in writing signed by both parties hereto. The provisions of this Agreement shall survive the death, disability, or incapacity of the Indemnitee or the termination of the Indemnitee's service as an officer of the Company and shall inure to the benefit of the Indemnitee's heirs, executors and administrators.

         13. Notice By Indemnitee. Indemnitee agrees to promptly notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any proceeding or matter which may be subject to indemnification or advancement of expenses covered hereunder.

         13. Certain Terms. For purposes of this Agreement, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on Indemnitee with respect to any employee benefit plan; and references to "serving at the request of the Company" shall include any service as a director, officer, trustee, employee or agent of the Company which imposes duties on, or involves services by, the Indemnitee with respect to an employee benefit plan, its participants or beneficiaries; references to the masculine shall include the feminine; references to the singular shall include the plural and vice versa; and if the Indemnitee acted in good faith and in a manner reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan he shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referenced to herein.

         14. Headings and Interpretation. When a reference is made in this Agreement to Sections or Exhibits, such references shall be to a Section or Exhibit to this Agreement unless otherwise indicated

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         IN WITNESS WHEREOF, the Company and the Indemnitee have duly executed this Agreement as of the date first above written.

                                                NATIONAL ATLANTIC HOLDINGS CORP.


                                       By:
                                          -----------------------------
                                       Name:
                                       Title:


                                      ---------------------------------
                                                [__________]

                                       7
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                                    EXHIBIT A

                    STATEMENT OF REQUEST FOR INDEMNIFICATION

STATE OF                                )
                                        ) SS
COUNTY OF                               )


         I,              , being first duly sworn, do depose and say as follows:

         1. This Indemnification Statement is submitted pursuant to the Indemnification Agreement dated as of [_______], 2004 between National Atlantic Holdings Corp., a New Jersey corporation (the "Company"), and the undersigned.

         2. 1 am requesting indemnification against charges, costs, expenses (including attorneys' and others' fees and expenses), judgments, fines and amounts paid in settlement, all of which (collectively, "Liabilities") have been or will be incurred by me in connection with an actual or threatened action, suit, proceeding or claim to which I am a party or am threatened to be made a party.

         3. With respect to all matters related to any action, suit, proceeding or claim, I am entitled to be indemnified as herein contemplated pursuant to the aforesaid Indemnification Agreement.

         4. Without limiting any other rights which I have or may have, I am requesting indemnification against Liabilities which have or may arise out of
                  .


         Subscribed and sworn to before me, a Notary Public in and for said
County and State, this day of           ,               .

                                                  ------------------------------

[Seal]

         My commission expires        the day of         ,        .

                                    EXHIBIT B

                                   UNDERTAKING

STATE OF                                )
                                        ) SS
COUNTY OF                               )


         I,              , being first duly sworn, do depose and say as follows:

         1. This Undertaking is submitted pursuant to the Indemnification Agreement dated as of [________], 2004 between National Atlantic Holdings Corp., a New Jersey corporation (the "Company"), and the undersigned.

         2. I am requesting advancement of certain costs, charges and expenses which I have incurred or will incur in defending an actual or threatened civil or criminal action, suit, proceeding or claim.

         3. I hereby undertake to repay this advancement of expenses if it shall ultimately be determined that I am not entitled to be indemnified by the Company under the aforesaid Indemnity Agreement or otherwise. Such repayment shall be made within 180 days of a written request therefor by the Company.

         4. The costs, charges and expenses for which advancement is requested
are, in general, all expenses related to              .

                                                  ------------------------------

Subscribed and sworn to before me, a Notary Public in and for said County and
State, this         day of              ,          .

                                                  ------------------------------

[Seal]

         My commission expires the        day of               ,        .



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